                                                           SCHEDULE A
                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica JPMorgan Core Bond                                      Security: World Omni Auto Receivables Trust 2010-A A4
                                                                                     (WOART 2.21% May 15, 2015)

Issuer: World Omni Auto Receivables Trust 2010-A A4                        Offering Type: US Registered
        (WOART 2.21% May 15, 2015)(CUSIP # 98153YAD)

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
 1. Offering Date                                          1-21-10          None                                        YES

 2. Trade Date                                             1-21-10          Must be the same as #1                      YES

 3. Unit Price of Offering                                 $99.997          None                                        YES

 4. Price Paid per Unit                                    $99.997          Must not exceed #3                          YES

 5. Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *              YES

 6. Underwriting Type                                        FIRM           Must be firm                                YES

 7. Underwriting Spread                                     $0.35           Sub-Adviser determination to be made        YES

 8. Total Price paid by the Fund                          $274,992          None                                        YES

 9. Total Size of Offering                              $198,100,057        None

10. Total Price Paid by the Fund plus Total
    Price Paid for same securities purchased by         $14,399,568
    the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
    companies                                                               25% **                                      YES

11. Underwriter(s) from whom the Fund               BARCLAYS CAPITAL INC.
    purchased (attach a list of ALL syndicate                               Must not include Sub-Adviser
    members)                                                                affiliates ***                              YES

12. If the affiliate was lead or co-lead manager,           YES
    was the instruction listed below given to the
    broker(s) named in #11? ****                                            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


-------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                                           SCHEDULE A
                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica JPMorgan Core Bond                                      Security: CarMax Auto Owner Trust 2010-1 A3
                                                                                     (CARMX 2010-1 A3 1.56% July 15, 2014)

Issuer: CarMax Auto Owner Trust 2010-1 A3                                  Offering Type: US Registered
        (CARMX 2010-1 A3 1.56% July 15, 2014)
        (CUSIP # 14313CAC)

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
1.  Offering Date                                           2-9-10          None                                        YES

2.  Trade Date                                              2-9-10          Must be the same as #1                      YES

3.  Unit Price of Offering                                $99.98516         None                                        YES

4.  Price Paid per Unit                                   $99.98516         Must not exceed #3                          YES

5.  Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *              YES

6.  Underwriting Type                                        FIRM           Must be firm                                YES

7.  Underwriting Spread                                     $0.28           Sub-Adviser determination to be made        YES

8.  Total Price paid by the Fund                           $199,970         None                                        YES

9.  Total Size of Offering                               $141,978,927       None

10. Total Price Paid by the Fund plus Total
    Price Paid for same securities purchased by          $11,748,256
    the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
    companies                                                               25% **                                      YES

11. Underwriter(s) from whom the Fund purchased          WELLS FARGO
    (attach a list of ALL syndicate members)               ADVISORS         Must not include Sub-Adviser
                                                                            affiliates ***                              YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the            YES
    broker(s) named in #11? ****                                            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


-------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                                           SCHEDULE A
                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica JPMorgan Core Bond                                      Security: Nomura Holdings, Inc.
                                                                                     (NOMURA 6.70% March 4, 2020)

Issuer: Nomura Holdings, Inc. (NOMURA 6.70% March 4, 2020)                 Offering Type: US Registered
        (CUSIP # 65535HAB)

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
1.  Offering Date                                          2-25-10          None                                        YES

2.  Trade Date                                             2-25-10          Must be the same as #1                      YES

3.  Unit Price of Offering                                 $99.791          None                                        YES

4.  Price Paid per Unit                                    $99.791          Must not exceed #3                          YES

5.  Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *              YES

6.  Underwriting Type                                        FIRM           Must be firm                                YES

7.  Underwriting Spread                                     $0.45           Sub-Adviser determination to be made        YES

8.  Total Price paid by the Fund                          $182,618          None                                        YES

9.  Total Size of Offering                             $1,496,865,000       None

10. Total Price Paid by the Fund plus Total
    Price Paid for same securities purchased by           $6,572,235
    the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
    companies                                                               25% **                                      YES

11. Underwriter(s) from whom the Fund                      NOMURA
    purchased (attach a list of ALL syndicate          SECURITIES INC.      Must not include Sub-Adviser
    members)                                                                affiliates ***                              YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the            YES            Must be "Yes" or "N/A"                      YES
    broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


-------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                                           SCHEDULE A
                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica JPMorgan Core Bond                                      Security: Time Warner Inc (TWX 6.20% March 15, 2040)

Issuer: Time Warner Inc (TWX 6.20% March 15, 2040)                         Offering Type: US Registered
        (CUSIP # 887317AE)

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
1.  Offering Date                                         3-3-10            None                                        YES

2.  Trade Date                                            3-3-10            Must be the same as #1                      YES

3.  Unit Price of Offering                                $99.999           None                                        YES

4.  Price Paid per Unit                                   $99.999           Must not exceed #3                          YES

5.  Years of Issuer's Operations                        MORE THAN 3         Must be at least three years *              YES

6.  Underwriting Type                                      FIRM             Must be firm                                YES

7.  Underwriting Spread                                    $0.88            Sub-Adviser determination to be made        YES

8.  Total Price paid by the Fund                          $99,999           None                                        YES

9.  Total Size of Offering                               $599,994,000       None

10. Total Price Paid by the Fund plus Total
    Price Paid for same securities purchased by          $11,649,884
    the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
    companies                                                               25% **                                      YES

11. Underwriter(s) from whom the Fund                     CITIGROUP
    purchased (attach a list of ALL syndicate               GLOBAL          Must not include Sub-Adviser
    members)                                               MARKETS          affiliates ***                              YES

12. If the affiliate was lead or co-lead manager,            YES
    was the instruction listed below given to the
    broker(s) named in #11? ****                                            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


-------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                                           SCHEDULE A
                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica JPMorgan Core Bond                                      Security: Amgen, Inc. (AMGN 4.50% March 15, 2020)

Issuer: Amgen, Inc. (AMGN 4.50% March 15, 2020)                            Offering Type: Registered
        (CUSIP # 031162BC)

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
1.  Offering Date                                           3-9-10          None                                        YES

2.  Trade Date                                              3-9-10          Must be the same as #1                      YES

3.  Unit Price of Offering                                 $99.475          None                                        YES

4.  Price Paid per Unit                                    $99.475          Must not exceed #3                          YES

5.  Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *              YES

6.  Underwriting Type                                       FIRM            Must be firm                                YES

7.  Underwriting Spread                                     $0.88           Sub-Adviser determination to be made        YES

8.  Total Price paid by the Fund                           $164,134         None                                        YES

9.  Total Size of Offering                               $696,325,000       None

10. Total Price Paid by the Fund plus Total
    Price Paid for same securities purchased by          $10,741,311
    the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
    companies                                                               25% **                                      YES

11. Underwriter(s) from whom the Fund                    BANCAMERICA
    purchased (attach a list of ALL syndicate             SECURITIES        Must not include Sub-Adviser
    members)                                                                affiliates ***                              YES

12. If the affiliate was lead or co-lead manager,            YES
    was the instruction listed below given to the
    broker(s) named in #11? ****                                            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


-------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                                           SCHEDULE A
                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica JPMorgan Core Bond                                      Security: Amgen, Inc. (AMGN 4.50% March 15, 2020)

Issuer: Amgen, Inc. (AMGN 4.50% March 15, 2020)                            Offering Type: Registered
        (CUSIP # 031162BB)

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
1.  Offering Date                                           3-9-10          None                                        YES

2.  Trade Date                                              3-9-10          Must be the same as #1                      YES

3.  Unit Price of Offering                                  $99.999         None                                        YES

4.  Price Paid per Unit                                     $99.999         Must not exceed #3                          YES

5.  Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *              YES

6.  Underwriting Type                                        FIRM           Must be firm                                YES

7.  Underwriting Spread                                     $0.45           Sub-Adviser determination to be made        YES

8.  Total Price paid by the Fund                           $55,973          None                                        YES

9.  Total Size of Offering                               $299,856,000       None

10. Total Price Paid by the Fund plus Total
    Price Paid for same securities purchased by          $3,748,200
    the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
    companies                                                               25% **                                      YES

11. Underwriter(s) from whom the Fund                      MORGAN
    purchased (attach a list of ALL syndicate           STANLEY AND         Must not include Sub-Adviser
    members)                                               COMPANY          affiliates ***                              YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the           YES
    broker(s) named in #11? ****                                            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


-------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                                           SCHEDULE A
                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica JPMorgan Mid Cap Value                                  Security: Symetra Financial Corporation (SYA) IPO

Issuer: Symetra Financial Corporation (SYA) IPO (CUSIP # 87151Q10)         Offering Type: US Registered

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
1.  Offering Date                                           1-21-10         None                                        YES

2.  Trade Date                                              1-21-10         Must be the same as #1                      YES

3.  Unit Price of Offering                                  $12.00          None                                        YES

4.  Price Paid per Unit                                     $12.00          Must not exceed #3                          YES

5.  Years of Issuer's Operations                          MORE THAN 3       Must be at least three years *              YES

6.  Underwriting Type                                        FIRM           Must be firm                                YES

7.  Underwriting Spread                                      $0.69          Sub-Adviser determination to be made        YES

8.  Total Price paid by the Fund                           $261,600         None                                        YES

9.  Total Size of Offering                               $364,800,000       None

10. Total Price Paid by the Fund plus Total
    Price Paid for same securities purchased by          $13,766,400
    the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
    companies                                                               25% **                                      YES


11. Underwriter(s) from whom the Fund                   MERRILL LYNCH
    purchased (attach a list of ALL syndicate            AND COMPANY        Must not include Sub-Adviser
    members)                                                INC.            affiliates ***                              YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the            YES
    broker(s) named in #11? ****                                            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                                           SCHEDULE A
                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica JPMorgan Mid Cap Value                                  Security: Wilmington Trust Corporation (WL) Secondary

Issuer: Wilmington Trust Corporation (WL) Secondary                        Offering Type: US Registered
        (CUSIP # 97180710)

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
1.  Offering Date                                          2-23-10          None                                        YES

2.  Trade Date                                             2-23-10          Must be the same as #1                      YES

3.  Unit Price of Offering                                 $13.25           None                                        YES

4.  Price Paid per Unit                                    $13.25           Must not exceed #3                          YES

5.  Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *              YES

6.  Underwriting Type                                        FIRM           Must be firm                                YES

7.  Underwriting Spread                                     $0.63           Sub-Adviser determination to be made        YES

8.  Total Price paid by the Fund                           $26,500          None                                        YES

9.  Total Size of Offering                              $250,093,750        None

10. Total Price Paid by the Fund plus Total
    Price Paid for same securities purchased by          $4,662,675
    the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
    companies                                                               25% **                                      YES

11. Underwriter(s) from whom the Fund                   KEEFE BRUYETTE
    purchased (attach a list of ALL syndicate              & WOODS          Must not include Sub-Adviser
    members)                                                                affiliates ***                              YES

12. If the affiliate was lead or co-lead manager,            YES
    was the instruction listed below given to the
    broker(s) named in #11? ****                                            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


-------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                                           SCHEDULE A
                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica JPMorgan Mid Cap Value                                  Security: Regency Centers Corporation (REG) Secondary

Issuer: Regency Centers Corporation (REG) Secondary                        Offering Type: US Registered
        (CUSIP # 78486Q10)

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
1.  Offering Date                                         12-04-09          None                                        YES

2.  Trade Date                                            12-04-09          Must be the same as #1                      YES

3.  Unit Price of Offering                                 $30.75           None                                        YES

4.  Price Paid per Unit                                    $30.75           Must not exceed #3                          YES

5.  Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *              YES

6.  Underwriting Type                                       FIRM            Must be firm                                YES

7.  Underwriting Spread                                     $1.23           Sub-Adviser determination to be made        YES

8.  Total Price paid by the Fund                           $83,025          None                                        YES

9.  Total Size of Offering                             $246,000,000         None

10. Total Price Paid by the Fund plus Total
    Price Paid for same securities purchased by        $12,887,325
    the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
    companies                                                               25% **                                      YES


11. Underwriter(s) from whom the Fund                    WELLS FARGO
    purchased (attach a list of ALL syndicate            ADVISORS LLC       Must not include Sub-Adviser
    members)                                                                affiliates ***                              YES

12. If the affiliate was lead or co-lead manager,           YES
    was the instruction listed below given to the
    broker(s) named in #11? ****                                            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


-------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                                           SCHEDULE A
                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica JPMorgan Mid Cap Value                                  Security: Dollar General Corporation (DG) IPO

Issuer: Dollar General Corporation (H) IPO (CUSIP # 25667710)              Offering Type: US Registered

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
1.  Offering Date                                          11-12-09         None                                        YES

2.  Trade Date                                            11-12-09          Must be the same as #1                      YES

3.  Unit Price of Offering                                 $21.00           None                                        YES

4.  Price Paid per Unit                                    $21.00           Must not exceed #3                          YES

5.  Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *              YES

6.  Underwriting Type                                        FIRM           Must be firm                                YES

7.  Underwriting Spread                                     $1.21           Sub-Adviser determination to be made        YES

8.  Total Price paid by the Fund                           $2,100           None                                        YES

9.  Total Size of Offering                              $716,100,000        None

10. Total Price Paid by the Fund plus Total
    Price Paid for same securities purchased by
    the same Sub-Adviser for other investment           $25,269,300
    companies                                                               #10 divided by #9 must not exceed
                                                                            25% **                                      YES

11. Underwriter(s) from whom the Fund                   THE WILLIAMS
    purchased (attach a list of ALL syndicate           CAPITAL GROUP
    members)                                                                Must not include Sub-Adviser
                                                                            affiliates ***                              YES

12. If the affiliate was lead or co-lead manager,            YES
    was the instruction listed below given to the
    broker(s) named in #11? ****                                            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


-------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                                           SCHEDULE A
                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica JPMorgan Mid Cap Value                                  Security: Dollar General Corporation (DG) IPO

Issuer: Dollar General Corporation (H) IPO (CUSIP # 25667710)              Offering Type: US Registered

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
1.  Offering Date                                         11-12-09          None                                        YES

2.  Trade Date                                            11-12-09          Must be the same as #1                      YES

3.  Unit Price of Offering                                 $21.00           None                                        YES

4.  Price Paid per Unit                                    $21.00           Must not exceed #3                          YES

5.  Years of Issuer's Operations                         MORE THAN 3        Must be at least three years *              YES

6.  Underwriting Type                                       FIRM            Must be firm                                YES

7.  Underwriting Spread                                     $1.21           Sub-Adviser determination to be made        YES

8.  Total Price paid by the Fund                           $2,100           None                                        YES

9.  Total Size of Offering                              $716,100,000        None

10. Total Price Paid by the Fund plus Total
    Price Paid for same securities purchased by        $25,269,300
    the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
    companies                                                               25% **                                      YES

11. Underwriter(s) from whom the Fund                   AVONDALE
    purchased (attach a list of ALL syndicate         PARTNERS LLC          Must not include Sub-Adviser
    members)                                                                affiliates ***                              YES


12. If the affiliate was lead or co-lead manager,          YES
    was the instruction listed below given to the
    broker(s) named in #11? ****                                            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                                           SCHEDULE A
                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica JPMorgan Mid Cap Value                                  Security: Dollar General Corporation (DG) IPO

Issuer: Dollar General Corporation (H) IPO (CUSIP # 25667710)              Offering Type: US Registered

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
1.  Offering Date                                          11-12-09         None                                        YES

2.  Trade Date                                             11-12-09         Must be the same as #1                      YES

3.  Unit Price of Offering                                  $21.00          None                                        YES

4.  Price Paid per Unit                                     $21.00          Must not exceed #3                          YES

5.  Years of Issuer's Operations                          MORE THAN 3       Must be at least three years *              YES

6.  Underwriting Type                                       FIRM            Must be firm                                YES

7.  Underwriting Spread                                      $1.21          Sub-Adviser determination to be made        YES

8.  Total Price paid by the Fund                           $592,200         None                                        YES

9.  Total Size of Offering                               $716,100,000       None

10. Total Price Paid by the Fund plus Total
    Price Paid for same securities purchased by          $25,269,300
    the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
    companies                                                               25% **                                      YES

11. Underwriter(s) from whom the Fund                      CITIGROUP
    purchased (attach a list of ALL syndicate               GLOBAL          Must not include Sub-Adviser
    members)                                                MARKETS         affiliates ***                              YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the             YES
    broker(s) named in #11? ****                                            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


-------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                                           SCHEDULE A
                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica BlackRock Global Allocation                             Security Description: Common Stock

Issuer: Citigroup, Inc.                                                    Offering Type: US Registered
                                                                           (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
1.  Offering Date                                          12/16/09         None                                        N/A

2.  Trade Date                                             12/16/09         Must be the same as #1                      YES

3.  Unit Price of Offering                                 USD 3.15         None                                        N/A

4.  Price Paid per Unit                                    USD 3.15         Must not exceed #3                          YES

5.  Years of Issuer's Operations                              >3            Must be at least three years *              YES

6.  Underwriting Type                                        FIRM           Must be firm                                YES

7.  Underwriting Spread                                     0.875%          Sub-Adviser determination to be made        YES

8.  Total Price paid by the Fund                          USD 738,045       None                                        N/A

9.  Total Size of Offering                            USD 17,000,000,001    None                                        N/A

10. Total Price Paid by the Fund plus Total Price
    Paid for same securities purchased by the         USD 581,848,470
    same Sub-Adviser for other investment                                   #10 divided by #9 must not exceed
    companies                                                               25% **                                      YES

11. Underwriter(s) from whom the Fund                 CITIGROUP GLOBAL
    purchased (attach a list of ALL syndicate            MARKETS, INC.      Must not include Sub-Adviser
    members)                                                                affiliates ***                              YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the             YES
    broker(s) named in #11? ****                                            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                                                                -------------------------------------
                                                                                Artemis Brannigan
                                                                                Vice President, Portfolio Compliance
                                                                                BlackRock Investment Management, LLC

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                                           SCHEDULE A
                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica BlackRock Global Allocation                             Security Description: Corporate Bond

Issuer: Consol Energy Inc.                                                 Offering Type: 144A
                                                                           (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
1.  Offering Date                                          3/25/10          None                                        N/A

2.  Trade Date                                             3/25/10          Must be the same as #1                      YES

3.  Unit Price of Offering                               USD 100.00         None                                        N/A

4.  Price Paid per Unit                                  USD 100.00         Must not exceed #3                          YES

5.  Years of Issuer's Operations                             >3             Must be at least three years *              YES

6.  Underwriting Type                                      FIRM             Must be firm                                YES

7.  Underwriting Spread                                    1.881%           Sub-Adviser determination to be made        YES

8.  Total Price paid by the Fund                         USD 575,000        None                                        N/A

9.  Total Size of Offering                            USD 1,500,000,000     None                                        N/A

10. Total Price Paid by the Fund plus Total
    Price Paid for same securities purchased by       USD 100,000,000
    the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
    companies                                                               25% **                                      YES

11. Underwriter(s) from whom the Fund                  BANC OF AMERICA
    purchased (attach a list of ALL syndicate           SECURITIES LLC      Must not include Sub-Adviser
    members)                                                                affiliates ***                              YES

12. If the affiliate was lead or co-lead manager,
    was the instruction listed below given to the            YES
    broker(s) named in #11? ****                                            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                                                                -----------------------------------
                                                                                Artemis Brannigan
                                                                                Vice President, Portfolio Compliance
                                                                                BlackRock Investment Management, LLC

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                          TRANSACTIONS SUBJECT TO RULE 10F-3 PROCEDURES

Fund: Transamerica Loomis Sayles Bond                                      Security: Johnson Diversey

Issuer: Johnson Diversey Hold Inc.                                         Offering Type: 144A

                                                                                                                   IN COMPLIANCE
               REQUIRED INFORMATION                         ANSWER                 APPLICABLE RESTRICTION             (YES/NO)
-------------------------------------------------   ---------------------   ------------------------------------   -------------
1.  Offering Date                                          11/19/09         None                                        YES

2.  Trade Date                                             11/19/09         Must be the same as #1                      YES

3.  Unit Price of Offering                                  $99.17          None                                        YES

4.  Price Paid per Unit                                     $99.17          Must not exceed #3                          YES

5.  Years of Issuer's Operations                          MORE THAN 3       Must be at least three years *              YES

6.  Underwriting Type                                        FIRM           Must be firm                                YES

7.  Underwriting Spread                                      NONE           Sub-Adviser determination to be made        YES

8.  Total Price paid by the Fund                          $1,492,509        None                                        YES

9.  Total Size of Offering                               $400,000,000       None                                        YES

10. Total Price Paid by the Fund plus Total
    Price Paid for same securities purchased by          $2,112,321
    the same Sub-Adviser for other investment                               #10 divided by #9 must not exceed
    companies                                                               25% **                                      YES

11. Underwriter(s) from whom the Fund                      GOLDMAN
    purchased (attach a list of ALL syndicate                               Must not include Sub-Adviser
    members)                                                                affiliates ***                              YES

12. If the affiliate was lead or co-lead manager,            N/A
    was the instruction listed below given to the
    broker(s) named in #11? ****                                            Must be "Yes" or "N/A"                      YES

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                                                                -----------------------------------
                                                                                Loomis, Sayles & Company

*    Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
     Circle (i) or (ii), whichever is met.

**   If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

***  For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.